SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Event Reported:  November 18, 2004

PAULA FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	0-23181	95-4640638
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	identification number)

PAULA FINANCIAL

87 E. Green Street, Suite 206

Pasadena, CA 91105

(Address of principal executive offices)

(626) 844-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

The information included in this section is being furnished pursuant to Item 2.02. “Results of Operations and Financial Condition” and is included under this Item 7.01 in accordance with SEC Release No. 33-8216 and 34-37583.

On November 18, 2004, PAULA Financial issued a press release reporting its earnings and announcing a cash dividend declaration.  The text of the release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2004	PAULA FINANCIAL

	By:	/s/ Deborah S. Maddocks
Vice President - Finance